UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                             July 10, 2004

TELTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17893	59-2937938
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 WHITFIELD INDUSTRIAL WAY, SARASOTA, FLORIDA 34243
(Address of principal executive offices) (zip code)
Registrant's telephone number, including area code (941) 753-5000
(Former name or former address, if changed since last report.)

Item 4. Changes in Registrant’s Certifying Accountant.

On July 10, 2004, the Company engaged Kirkland, Russ, Murphy & Tapp, P.A. as the Company’s independent certified public accountants.

Item 7. Financial Statements and Exhibits.

Listed below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)	N/A
(b)	N/A
(c)	N/A

SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TELTRONICS, INC. (Registrant)
Date: July 15, 2004	By: /s/ Ewen R. Cameron Ewen R. Cameron President and Chief Executive Officer